THE ADVISORS' INNER CIRCLE FUND II

Champlain Small Company Fund

(Advisor Shares Ticker Symbol: CIPSX)

(Institutional Shares Ticker Symbol: CIPNX)

Champlain Mid Cap Fund

(Advisor Shares Ticker Symbol: CIPMX)

(Institutional Shares Ticker Symbol: CIPIX)

Champlain Strategic Focus Fund

(Advisor Shares Ticker Symbol: CIPRX)

(Institutional Shares Ticker Symbol: CIPTX)

Supplement Dated March 25, 2026

to the Funds' Statutory Prospectus (the "Prospectus")

dated May 1, 2025, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectuses.

Effective immediately, the Prospectus is hereby amended and supplemented as follows:

1.)	The following is added to the end of the section entitled "Additional Information" of the Funds' Prospectus:

OPTIONAL LIQUIDITY PROGRAM

The Funds may participate in one or more optional liquidity programs, which are designed to provide an alternative liquidity source for mutual funds when conducting normal business activities. Pursuant to the programs, a third-party purchases shares of a fund that settle the next business day and the fund has the ability to use incoming cash to meet net shareholder redemptions, as necessary. A Fund is not guaranteed to receive cash under the program on any given day. Following purchases of Fund shares, the third-party then generally expects to redeem those shares when a Fund experiences net sales or at other times at the third-party's discretion. While the third-party holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. The third-party could redeem its entire share position in a Fund and may request that such redemption be met in-kind in accordance with the Fund's redemption in-kind policies.

For use of a liquidity program, each Fund pays a fee to the third-party each time it purchases shares of such Fund. The costs to the Funds for participating in the liquidity program are expected to be influenced by and comparable to the costs of other sources of liquidity, such as a Fund's short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. Purchases of a Fund's shares through the liquidity program are made on an investment-blind basis without regard to each Fund's objective, policies, or anticipated performance. In accordance with federal securities laws, the third-party is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. The third-party will purchase shares of a Fund at net asset value and will not be subject to any investment minimum applicable to such shares.

The Adviser believes that having the liquidity programs could be useful to the Funds and their shareholders. For example, under certain market conditions, the liquidity program could assist in stabilizing a Fund's net assets, to the benefit of the Fund and its respective shareholders, although there is no guarantee that the program will do so. To the extent a Fund's net assets do not decline, the Adviser may also benefit.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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THE ADVISORS' INNER CIRCLE FUND II

Champlain Small Company Fund

(Advisor Shares Ticker Symbol: CIPSX)

(Institutional Shares Ticker Symbol: CIPNX)

Champlain Mid Cap Fund

(Advisor Shares Ticker Symbol: CIPMX)

(Institutional Shares Ticker Symbol: CIPIX)

Champlain Strategic Focus Fund

(Advisor Shares Ticker Symbol: CIPRX)

(Institutional Shares Ticker Symbol: CIPTX)

Supplement Dated March 25, 2026

to the Funds' Statement of Additional Information (the "SAI")

dated May 1, 2025

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Effective immediately, the SAI is hereby amended and supplemented as follows:

1.)	The following is added to the end of the section entitled "Purchasing and Redeeming Shares" of the Funds' Statement of Additional Information:

Optional Liquidity Program. The Funds may participate in one or more optional liquidity programs, which are designed to provide an alternative liquidity source for mutual funds when conducting normal business activities. Pursuant to the programs, a third-party purchases shares of a fund that settle the next business day and the fund has the ability to use incoming cash to meet net shareholder redemptions, as necessary. A Fund is not guaranteed to receive cash under the program on any given day. Following purchases of fund shares, the third-party then generally expects to redeem those shares when a Fund experiences net sales or at other times at the third-party's discretion. While the third-party holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. The third-party could redeem its entire share position in a Fund and may request that such redemption be met in-kind in accordance with the Fund's redemption in-kind policies.

For use of a liquidity program, each Fund pays a fee to the third-party each time it purchases shares of such Fund. The costs to the Funds for participating in the liquidity program are expected to be influenced by and comparable to the costs of other sources of liquidity, such as a Fund's short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. Purchases of a Fund's shares through the liquidity program are made on an investment-blind basis without regard to such Fund's objective, policies, or anticipated performance. In accordance with federal securities laws, the third-party is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. The third-party will purchase shares of a Fund at net asset value and will not be subject to any investment minimum applicable to such shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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